UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2008

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K we filed July 1, 2008, on June 26, 2008, we, through G&E Healthcare REIT Medical Portfolio 3, LLC, or our subsidiary, entered into a Loan Agreement with Fifth Third Bank in connection with our acquisition of Medical Portfolio 3. On June 27, 2008, we and our subsidiary entered into a Modification of Loan Agreement with Fifth Third Bank, or the Loan Modification.

The material terms of the Loan Modification: (i) amend Section 12(k), Approval of Amendments by Banks, setting forth the circumstances in which all financial institutions identified in the Loan Agreement must consent to amendments and waivers under the Loan Agreement and related loan documents; (ii) provide that so long as Regions Bank, an Alabama banking corporation, executes a certain Assignment and Acceptance dated on or about June 27, 2008, Section 17, Flex Rights, allowing Fifth Third Bank to amend the Loan Agreement and related loan documents to successfully syndicate the loan, shall be deleted in its entirety; and (iii) revise Section 18, Holdback, to reference and provide the schedule of permitted tenant improvements and leasing commissions.

The material terms of the Loan Agreement are qualified in their entirety by the terms of the Loan Agreement previously filed as Exhibit 10.2 to the Current Report on Form 8-K we filed on July 1, 2008. The material terms of the Loan Modification are qualified in their entirety by the Loan Modification attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Modification of Loan Agreement by and among G&E Healthcare REIT Medical Portfolio 3, LLC, Grubb & Ellis Healthcare REIT, Inc. and Fifth Third Bank, dated June 27, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

July 3, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Modification of Loan Agreement by and among G&E Healthcare REIT Medical Portfolio 3, LLC, Grubb & Ellis Healthcare REIT, Inc. and Fifth Third Bank, dated June 27, 2008